Exhibit 99.1

ADDITIONAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of additional material U.S. federal income tax considerations relating to our qualification as a REIT and the acquisition, ownership, and disposition of our common shares. This general summary does not address the U.S. federal income tax considerations relating to one or more additional series of common shares, preferred shares, depositary shares, debt securities or warrants to acquire common shares. If we offer one or more additional series of common shares, preferred shares, depositary shares, debt securities or warrants to acquire common shares, the prospectus with respect to that offering would include information about additional material U.S. federal income tax considerations to holders of any of the offered securities.

This general summary supplements and updates the discussion contained in our prospectuses and prospectus supplements under the headings “Certain U.S. Federal Income Tax Considerations” and “Certain U.S. Federal Income Tax Considerations Relating to the Plan” and supersedes such discussion to the extent inconsistent with such discussion. This general summary is based on recent legislative changes to the Internal Revenue Code of 1986, as amended (the “Code”). Future legislation, Treasury Regulations, administrative interpretations and practices and court decisions may adversely affect, perhaps retroactively, the recently enacted legislation described herein. We have not requested, and do not plan to request, any rulings from the IRS concerning our tax treatment and the statements in this general summary are not binding on the IRS or any court. Thus, we can provide no assurance that these statements will not be challenged by the IRS or sustained by a court if challenged by the IRS.

This general summary applies only to initial beneficial owners of our common shares held as capital assets (generally, property held for investment) within the meaning of Section 1221 of the Code. This general summary is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be relevant to a particular holder in light of its investment or tax circumstances, or to certain types of holders subject to special tax rules, such as financial institutions, insurance companies, tax-exempt organizations, broker-dealers, partnerships and other pass-through entities, shareholders holding our common shares as part of a conversion transaction, or a hedge or hedging transaction or as a position in a straddle for tax purposes, and Non-U.S. Holders (as defined in the prospectus) except to the extent specifically discussed below.

As supplemented and updated by this general summary, and by the discussion in any applicable prospectus supplement, investors should review the discussion in the applicable prospectus or prospectus supplement under the heading “Certain U.S. Federal Income Tax Considerations” or “Certain U.S. Federal Income Tax Considerations Relating to the Plan” for a more detailed discussion of the U.S. federal income tax consequences of the purchase, ownership and disposition of our common shares and our qualification as a REIT.

YOU ARE URGED TO CONSULT WITH YOUR TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES TO YOU OF THE ACQUISITION, OWNERSHIP AND SALE OF OUR COMMON SHARES, INCLUDING THE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF SUCH ACQUISITION, OWNERSHIP AND SALE AND OF POTENTIAL CHANGES IN APPLICABLE TAX LAWS.

Recent Legislation Modifying Several of the Rules Applicable to REITs

On December 18, 2015, President Obama signed into law the Consolidated Appropriations Act, 2016, an omnibus spending bill, with a division referred to as the Protecting Americans from Tax Hikes Act of 2015 (the “PATH Act”). The PATH Act modified a number of important rules regarding the taxation of REITs and their shareholders, including, among others, the following rules described below. The rules in the PATH Act were enacted with different effective dates, some of which are retroactive. Prospective investors are urged to consult their tax advisors regarding the implications of the PATH Act.

Reduction in Built-in Gains Period. For taxable years beginning after December 31, 2014, the “built-in gains” period (i.e., the period during which gains from the sale or disposition of property acquired by a REIT from a C corporation in a tax-free merger or other carryover basis transaction is subject to C corporation tax) is reduced from 10 years to 5 years.

Reduction in Permissible Holdings of the Securities of Taxable REIT Subsidiaries. For taxable years beginning after December 31, 2017, no more than 20% of the value of our total assets may consist of the securities of one or more taxable REIT subsidiaries.

Prohibited Transaction Safe Harbor. Certain alternative tests for satisfying the rules contained in the safe harbor provisions, under which certain sales of real estate assets will not be treated as prohibited transactions, have been added by the PATH Act.

TRS Operation of Foreclosure Property. For taxable years beginning after December 31, 2015, a taxable REIT subsidiary may operate property on which the REIT has made a foreclosure property election without loss of foreclosure property status.

Modification to Preferential Dividend Rules. For distributions in taxable years beginning after December 31, 2014, the preferential dividend rules do not apply to “publicly offered REITs.” A “publicly offered REIT” means a REIT which is required to file annual and periodic reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934. We are a publicly offered REIT.

Limitations on Designation of Dividends by REITs. The aggregate amount of dividends that we may designate as qualified dividend income or as capital gain dividends with respect to any taxable year beginning after December 31, 2015 cannot exceed the dividends actually paid by us during such year.

Debt Instruments of Publicly Offered REITs and Mortgages Treated as Real Estate Assets. Debt instruments issued by publicly offered REITs (as defined above) will be treated as real estate assets for purposes of the 75% asset test. Under a new asset test, not more than 25% of the value of our assets can consist of debt instruments of publicly offered REITs unless they would otherwise be treated as real estate assets. Income and gain from such debt instruments is generally qualifying income for purposes of the 95% gross income test but is generally not qualifying income for purposes of the 75% gross income test. These provisions are effective for taxable years beginning after December 31, 2015.

Asset and Income Test Clarification Regarding Ancillary Personal Property. Under current law, rent attributable to personal property which is leased under, or in connection with, a lease of real property, is treated as rents from real property for purposes of the 95% and 75% gross income tests if the rent attributable to the personal property for the taxable year does not exceed 15% of the total rent for the year for such real and personal property. The PATH Act provides that, for taxable years beginning after December 31, 2015, personal property leased in connection with a lease of real property will be treated as a real estate asset for purposes of the 75% asset test to the extent that rents attributable to such personal property meets the 15% test described above. In addition, for taxable years beginning after 2015, debt secured by a mortgage on both real and personal property will qualify as a real estate asset for purposes of the 75% asset test, and interest on such debt will be qualifying income for purposes of both the 95% and 75% gross income tests, if the fair market value of the personal property does not exceed 15% of the total fair market value of all property securing the debt.

Hedging Provisions. For taxable years beginning after December 31, 2015, certain income from hedging transactions entered into to hedge existing hedging positions after any portion of the hedged indebtedness or property is extinguished or disposed of will not be included in income for purposes of the 95% and 75% gross income tests.

Modification of REIT Earnings and Profits Calculation. The PATH Act modified special earnings and profits rules in the Code to ensure that shareholders, for taxable years after December 31, 2015, will not be treated as receiving taxable dividends from a REIT that exceed the earnings and profits of the REIT.

Treatment of Certain Services Provided by Taxable REIT Subsidiaries. For taxable years beginning after December 31, 2015, a 100% excise tax is imposed on “redetermined TRS service income,” which is income of a taxable REIT subsidiary attributable to services provided to, or on behalf of, its associated REIT and which would otherwise be increased on distribution, apportionment, or allocation under section 482 of the Code (i.e., as a result of a determination that the income was not arm’s length), except to the extent income is attributable to services provided to a tenant.

Exceptions from FIRPTA for Certain REIT Stock Gains and Distributions. On or after December 18, 2015, the disposition of shares in a class of stock of a REIT regularly traded on an established securities market is not treated, under the Foreign Investment in Real Property Tax Act (“FIRPTA”), as the disposition of a United States real property interest in the hands of a person who has not held more than 10% (increased from 5% under prior law) of such class of stock during the applicable testing period. Similarly, distributions on or after December 18, 2015, by a REIT with respect to a class of stock regularly traded on an established securities market is not treated, under FIRPTA, as gain from the disposition of a United States real property interest for a person who has not held more than 10% (increased from 5% under prior law) of such class of stock during the applicable testing period.

Stock of a REIT held (directly or indirectly through one or more partnerships) by a “qualified shareholder” will not be a United States real property interest, and distributions from such a REIT will not be treated as gain from the sale of a United States real property interest, unless a person (other than a qualified shareholder) that holds an interest (other than an interest solely as a creditor) in such qualified shareholder owns (whether or not by reason of such person’s ownership interest in the qualified shareholder and taking into account ownership under applicable constructive ownership rules), more than 10% of the stock of the REIT (an “applicable investor”). If the qualified shareholder has such an applicable investor, gains and REIT distributions allocable to the portion of REIT stock held by the qualified shareholder indirectly owned through the qualified shareholder by the applicable investor generally will be treated as gains from the sale of United States real property interests. For these purposes, a “qualified shareholder” is a foreign person eligible for certain benefits under a comprehensive income tax treaty with the United States and satisfies certain publicly traded requirements, is a “qualified collective investment vehicle,” and maintains records on the identity of certain 5% owners. A “qualified collective investment vehicle” is a foreign person that is eligible for a reduced withholding rate with respect to ordinary REIT dividends under a comprehensive income tax treaty with the United States even if such person holds more than 10% of the REIT’s stock, a publicly traded partnership that is a withholding foreign partnership that would be a United States real property holding corporation if it were a United States corporation, or is designated as a qualified collective investment vehicle by the Secretary of the Treasury and is either fiscally transparent within the meaning of section 894 of the Code or required to include dividends in its gross income but entitled to a deduction for distributions to its investors. Finally, capital gain dividends and non-dividend redemption and liquidating distributions to a qualified shareholder that are not allocable to an applicable investor will be treated as ordinary dividends. These changes apply to dispositions and distributions on or after December 18, 2015.

Determination of Domestically Controlled REIT Status. In determining whether a REIT is domestically controlled for purposes of the exception to FIRPTA for dispositions of domestically controlled REIT stock, the REIT may presume that holders of less than 5% of a class of stock regularly traded on an established securities market in the United States are U.S. persons throughout the testing period, except to the extent that the REIT has actual knowledge to the contrary. In addition, any stock in the REIT held by another REIT that is publicly traded will be treated as held by a non-U.S. person unless the other REIT is domestically controlled, in which case the stock will be treated as held by a U.S. person. Finally, any stock in a REIT held by another REIT that is not publicly traded will only be treated as held by a U.S. person to the extent that U.S. persons hold (or are treated as holding under the new rules) the other REIT’s stock. These changes apply to dispositions on or after December 18, 2015.

FIRPTA Exception for United States Real Property Interests Held by Foreign Retirement or Pension Funds. “Qualified foreign pension funds” and entities that are wholly owned by a qualified foreign pension fund are exempted from FIRPTA and FIRPTA withholding. For these purposes, a “qualified foreign pension fund” is any trust, corporation, or other organization or arrangement if (i) it was created or organized under foreign law, (ii) it was established to provide retirement or pension benefits to participants or beneficiaries that are current or former employees (or persons designated by such employees) of one or more employers in consideration for services rendered, (iii) it does not have a single participant or beneficiary with a right to more than 5% of its assets or income, (iv) it is subject to government regulation and provides annual information reporting about its beneficiaries to the relevant tax authorities in the country in which it is established or operates, and (v) under the laws of the country in which it is established or operates, either contributions to such fund which would otherwise be subject to tax under such laws are deductible or excluded from the gross income of such fund or taxed at a reduced rate, or taxation of any investment income of such fund is deferred or such income is taxed at a reduced rate. This provision is effective for dispositions and distributions occurring after December 18, 2015.

Increase in Rate of FIRPTA Withholding. For sales of United States real property interests occurring after February 16, 2016, the FIRPTA withholding rate for dispositions of United States real property interests and certain distributions increases from 10% to 15%.

Recent Legislation May Alter Who Bears the Liability in the Event a Partnership is Audited and an Adjustment is Assessed

On November 2, 2015, President Obama signed into law the Bipartisan Budget Act of 2015. Among other things, the Bipartisan Budget Act of 2015 changed the rules applicable to U.S. federal income tax audits of partnerships (including partnerships in which we are a partner) and the collection of any tax resulting from such audits or other tax proceedings. Under the new rules, the partnership itself must pay any “imputed underpayments,” consisting of delinquent taxes, interest, and penalties deemed to arise out of an audit of the partnership, unless certain alternative methods are available and the partnership elects to utilize them.

The new rule generally does not apply to audits of taxable years beginning before January 1, 2018, and many of the details, including the means by which a partnership can avail itself of the alternative methods and the manner in which the alternative methods may apply to REITs, will be determined through yet-to-be-proposed Treasury Regulations or other guidance. Therefore, it is not clear at this time what effect these new rules will have on us or on partnerships in which we are a partner. However, it is possible that in the future, we and/or any partnership in which we are a partner could be subject to, or otherwise bear the economic burden of, U.S. federal income tax, interest, and penalties resulting from a U.S. federal income tax audit as a result of the changes enacted by the Bipartisan Budget Act of 2015.

4